UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 27, 2008

Semtech Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-6395	95-2119684
(Commission File Number)	(IRS Employer Identification No.)
200 Flynn Road Camarillo, California	93012-8790
(Address of Principal Executive Offices)	(Zip Code)
805-498-2111
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Effective May 27, 2008, J. Michael Wilson assumed the role of Chief Technology Officer and Senior Vice President of Business Development. Mr. Wilson was previously the Company’s Senior Vice President of Power Management Products and is listed as a Named Executive Officer in the Company’s 2008 Proxy Statement filed on May 13, 2008.

Item 8.01     Other Events

On May 29, 2008, the Company issued the press release attached hereto as Exhibit 99.1 that announces Mr. Wilson’s new position and that newly-hired employee Simon Prutton joined the Company as the Vice President and General Manager of the Power Management Product Group.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 99.1	Press Release of the Company dated May 29, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 29, 2008	SEMTECH CORPORATION

		By:	/s/ Emeka Chukwu
Emeka Chukwu
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Document

Exhibit 99.1	Press Release of the Company dated May 29, 2008

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